Note 4 - Foreclosed Assets	12 Months Ended
Dec. 31, 2011
Real Estate Owned [Text Block]	NOTE 4 – FORECLOSED ASSETS
Foreclosed asset activity:

	2011	2010
Beginning of year	$3,382,594	$6,440,916
Additions	1,544,993	3,073,725
Reductions from sales	(603,105)	(3,556,918)
Direct write-downs	(1,047,644)	(2,575,129)
End of year	$3,276,838	$3,382,594

Expenses related to foreclosed assets include:
	2011	2010
Operating expenses, net of rental income	$138,199	$445,682